UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934


       Date of Report (Date of earliest event reported) MARCH 27, 2006

INZON CORPORATION
             (Exact name of registrant as specified in its charter)

              NEVADA                    0-17345           41-1578316
 (State or other jurisdiction of      (Commission        (IRS Employer
         incorporation)               File Number)     Identification
No.)

              238 Northeast First Avenue, Delray Beach FL 33444
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (561) 279-
8200


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01.  OTHER EVENTS

On March 27, 2006, the registrant issued a press release titled: "inZon to Receive Growth Capital" The text of this press release can be reviewed in its entirety under the attached
Exhibit 99.1.

On March 28, 2006, the registrant issued a press release titled: "inZon Tries to Track Down Source of Unauthorized Spam"
The text of this press release can be reviewed in its entirety under the attached Exhibit 99.2.




ITEM 9.01    	FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:
		None

     (b) Pro forma financial information:
	        None

     (c) Shell company transactions:
		None

     (d) Exhibits:

         99.1  Press Release of INZON CORPORATION dated March 27, 2006

         99.2 Press Release of INZON CORPORATION dated March 28, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INZON CORPORATION

March 29, 2006             By:  /s/ DAVID F. LEVY
                                -------------------------------
                                David F. Levy, Chief Executive Officer




Exhibit Index
Exhibit No.                 Description

99.1                        Press Release of INZON CORPORATION
                            dated March 27, 2006

99.2                        Press Release of INZON CORPORATION
                            dated March 28, 2006



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